UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
 November 14, 2007 (November 8, 2007)

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NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR   230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement

On November 8, 2007, the Registrant and certain of its subsidiaries entered into the Transfer and Administration Agreement, attached hereto as Exhibit 99 (the "Agreement"), establishing the Registrant's $500 million receivables securitization facility (the "Facility").  The other parties to the Agreement are Thoroughbred Funding, Inc., a wholly-owned subsidiary of the Registrant ("TFI"); Norfolk Southern Railway Company, the Registrant's wholly-owned operating subsidiary, as Originator and as initial Servicer ("NSR"); the Conduit Investors from time to time party thereto; the Committed Investors from time to time party thereto; the Managing Agents from time to time party thereto; and JPMorgan Chase Bank, N.A., as the Administrative Agent for the Investors and as a Managing Agent.

Under the terms of the Facility, NSR sells substantially all of its eligible third party receivables to TFI, a bankruptcy remote special purpose entity, and retains servicing responsibility.  The assets of TFI are not available to satisfy the creditors of any other person, including any of the Registrant's affiliates.  TFI then transfers interests in the receivables to various commercial paper vehicles.

With respect to the other parties to the Agreement, the Registrant has or may have had customary banking relationships based on the provision of a variety of financial services, including pension fund, cash management, investment banking, and equipment financing and leasing services, none of which are material individually or in the aggregate with respect to any individual party.

As of the date hereof, the Facility remains undrawn.

Item 9.01.       Financial Statements and Exhibits

(d)        Exhibits

            The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
99	Transfer and Administration Agreement dated as of November 8, 2007, with respect to the Registrant's $500 million receivables securitization facility.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                            /s/ Dezora M. Martin

                                                            _________________________________

                                                            Name:  Dezora M. Martin
                                                            Title:    Corporate Secretary

Date:    November 14, 2007

EXHIBIT INDEX

Exhibit Number	Description
99	Transfer and Administration Agreement dated as of November 8, 2007, with respect to the Registrant's $500 million receivables securitization facility.